Exhibit 99.4

Execution Version

First Amendment to Note Purchase Agreement

This First Amendment to Note Purchase Agreement (this “First Amendment”) dated as of August 31, 2021 is between South Jersey Industries, Inc., a New Jersey corporation (the “Company”), and each of the institutions that is a signatory to this First Amendment (collectively, the “Required Holders”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (as defined below).

W I T N E S S E T H

Whereas, the Company and the institutional investors named therein have heretofore entered into a Note Purchase Agreement dated as of May 27, 2020 (the “Note Purchase Agreement”), relating to issue and sale by the Company of (a) $75,000,000 aggregate principal amount of its 3.71% Senior Notes, Series 2020A, due July 30, 2027 (“Series A Notes”) and (b) $125,000,000 aggregate principal amount of its 3.91% Senior Notes, Series 2020B, due July 30, 2030 (“Series B1 Notes” and, collectively with the Series A Notes, the “Notes”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

Whereas, the Company and the Required Holders have agreed to make certain amendments to the Note Purchase Agreement as hereinafter set forth.

Whereas, all requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3 hereof, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.          Amendments to Note Purchase Agreement.

Section 1.1.  Section 9.8 of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

“Section 9.8.          Subsidiary Guarantors.  (a) The Company will cause any Subsidiary that (i) at any time is a party to any Principal Credit Facility or (ii) guarantees Indebtedness in respect of any Principal Credit Facility, to enter into a subsidiary guaranty agreement reasonably acceptable to the Required Holders providing for a guaranty of the obligations of the Company under the Notes and this Agreement (a “Subsidiary Guaranty”) and to deliver to each of the holders of the Notes (substantially concurrently with the incurrence of any such guaranty obligation pursuant to any Principal Credit Facility) the following items:

(A)          a certificate signed by an authorized Responsible Officer of the Company making representations and warranties substantially to the effect of those contained in Sections 5.4, 5.6, and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

(B)          an opinion of counsel for the Company addressed to each of the holders of the Notes reasonably satisfactory to the Required Holders, substantially to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and subject to other usual and customary limitations.

provided, that notwithstanding anything contained in this Section 9.8(a) to the contrary, the Company shall be under no obligation to require any such Subsidiary that becomes a party to a Principal Credit Facility to become a Subsidiary Guarantor in respect of this Agreement and the Notes to the extent (x) such Subsidiary’s obligations under all Principal Credit Facilities consist solely of direct borrowings with recourse only to such Subsidiary and (y) such Subsidiary does not guarantee or otherwise become liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of Indebtedness of the Company or any other Subsidiary under any Principal Credit Facility.

(b)          The holders of the Notes agree to discharge and release any Subsidiary Guarantor from any Subsidiary Guaranty upon the written request of the Company, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of each Principal Credit Facility and the Company so certifies to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Indebtedness of the Company for the purpose of such release, the holders of the Notes shall receive equivalent consideration.”

Section 2.          Representations and Warranties of the Company.

Section 2.1.          To induce the Required Holders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the holders of the outstanding Notes (the “Noteholders”) that:

(a)          this First Amendment has been duly authorized, executed and delivered by it, and this First Amendment and the Note Purchase Agreement as amended by this First Amendment each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)          the execution, delivery and performance by the Company of this First Amendment (i) have been duly authorized by all necessary corporate action on the part of the Company, (ii) does not require the consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority, and (iii) will not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected;

(c)           as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing;

(d)         the Company will enter into the Master Credit Facility, expected to be dated on or about September 1, 2021 by and among the Company, South Jersey Gas Company (“SJG”), Elizabethtown Gas Company (“ETG”), the several lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “2021 Principal Credit Facility”) that will replace the Five-Year Revolving Credit Agreement dated as of August 7, 2017 by and among, the Company, the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent, as amended to date, as a Principal Credit Facility in the form attached hereto as Exhibit A and when executed, the Company shall provide the Noteholders with a true, correct and complete copy of the 2021 Principal Credit Facility.

Section 3.          Conditions to Effectiveness of This First Amendment.

Section 3.1.          This First Amendment shall not become effective until, and shall become effective when:

(a)          executed counterparts of this First Amendment, duly executed by the Company and the Required Holders, shall have been delivered to the Noteholders;

(b)          the representations and warranties of the Company in Section 2 above shall be true and correct; and

(c)          the Company shall have paid or caused to be paid reasonable, out-of-pocket fees and expenses of Chapman and Cutler LLP, special counsel to the Noteholders, in connection with the negotiation, approval, execution and delivery of this First Amendment, to the extent invoiced at least 2 Business Days in advance of the date hereof.

Section 4.          Miscellaneous.

Section 4.1.          This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.          By executing this First Amendment, the Required Holders acknowledge that the 2021 Principal Credit Facility is intended to be covered by the proviso to Section 9.8(a) of the Note Purchase Agreement (the “Proviso”), as amended and restated by this First Amendment, on the basis that the Subsidiaries that are a party to such 2021 Principal Credit Facility shall be obligated on a several and not joint basis and, provided that the 2021 Principal Credit Facility structure meets and remains in compliance with the Proviso, that neither SJG nor ETG shall be required to provide a Subsidiary Guaranty as a result of their becoming a party on a several and not joint basis to the 2021 Principal Credit Facility.

Section 4.3.          Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.4.          The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.5.          This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

* * * * *

Section 4.6.          The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

South Jersey Industries, Inc.

By	/s/ Steven R. Cocchi
Name: Steven R. Cocchi
Title: Senior Vice President and Chief Financial Officer

Accepted as of the date first written above.

Teachers Insurance and Annuity Association of America

By:	Nuveen Alternatives Advisors LLC, its investment manager

By:	/s/ Joseph R. Cantey
Name: Joseph R. Cantey
Title: Managing Director

We acknowledge that we hold $60,000,000 3.91% Senior Notes, Series 2020B, due July 30, 2030.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

The Prudential Insurance Company of America

	By:	PGIM, Inc., as investment manager

	By:	/s/ Bruce E. Lemons
Name: Bruce E. Lemons
Title: Vice President

Prudential Retirement Insurance and Annuity Company

By:	PGIM, Inc., as investment manager

By:	/s/ Bruce E. Lemons
Name: Bruce E. Lemons
Title: Vice President

BCBSM, Inc. DBA Blue Cross and Blue Shield of Minnesota

By:	PGIM Private Placement Investors, L.P.
(as Investment Advisor)

By:	PGIM Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ Bruce E. Lemons
Name: Bruce E. Lemons
Title: Vice President

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

PICA Hartford Life Insurance Comfort Trust

	By:	The Prudential Insurance Company of America, as Grantor

	By:	PGIM, Inc., as investment manager

	By:	/s/ Bruce E. Lemons
Name: Bruce E. Lemons
Title: Vice President

PRU US PP Credit BM Fund

By:	PGIM Private Placement Investors, L.P.
(as Investment Advisor)

By:	PGIM Private Placement Investors, Inc.
as its General Partner)

By:	/s/ Bruce E. Lemons
Name: Bruce E. Lemons
Title: Vice President

PRUCO Life Insurance Company

By:	PGIM, Inc., as investment manager

By:	/s/ Bruce E. Lemons
Name: Bruce E. Lemons
Title: Vice President

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

Transamerica Life Insurance Company

	By:	AEGON USA Investment Management, LLC, its investment manager

	By:	/s/ Bill Henricksen
Name: Bill Henricksen
Title: Vice President

We acknowledge that we hold $12,000,000 3.91% Senior Notes, Series 2020B, due July 30, 2030.

Transamerica Financial Life Insurance Company

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Bill Henricksen
Name: Bill Henricksen
Title: Vice President

We acknowledge that we hold $5,000,000 3.91% Senior Notes, Series 2020B, due July 30, 2030.

Transamerica Life (Bermuda) Ltd

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Bill Henricksen
Name: Bill Henricksen
Title: Vice President

We acknowledge that we hold $3,000,000 3.91% Senior Notes, Series 2020B, due July 30, 2030.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

5 Star Life Insurance Company

	By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $700,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

American Health and Life Insurance Company

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $2,100,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

American Nuclear Insurers

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $1,400,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

Illinois Mutual Life Insurance Company

	By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $1,800,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

Kentucky Employers’ Mutual Insurance Authority

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $1,100,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

Maine Employers’ Mutual Insurance Company

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $1,100,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

Missouri Employers Mutual Insurance Company

	By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $700,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

Mt. Hawley Insurance Company

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $1,100,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

National Benefit Life Insurance Company

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $700,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

Pekin Life Insurance Company

	By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $1,800,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

Penn National Security Insurance Company

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $1,250,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

Pennsylvania National Mutual Casualty Insurance Company

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $850,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

Pinnacol Assurance

	By:	Conning, Inc., as Investment Manager

	By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $2,100,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

Primerica Life Insurance Company

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $2,900,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

USAble Life

By:	Conning, Inc., as Investment Manager

By:	/s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

We acknowledge that we hold $400,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

Ensign Peak Advisors, Inc.

	By:	/s/ Matthew D. Dall
Name: Matthew D. Dall
Title: Head of Credit Research

We acknowledge that we hold $20,000,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

The Guardian Life Insurance Company of America

	By:	/s/ Adam Gossett
Name: Adam Gossett
Title: Senior Director, Investments

We acknowledge that we hold $7,000,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

We acknowledge that we hold $6,000,000 3.91% Senior Notes, Series 2020B, due July 30, 2030.

The Guardian Insurance & Annuity Company, Inc.

By:	/s/ Adam Gossett
Name: Adam Gossett
Title: Senior Director, Investments

We acknowledge that we hold $1,000,000 3.91% Senior Notes, Series 2020B, due July 30, 2030.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

Modern Woodmen of America

	By:	/s/ Aaron R. Birkland
Name: Aaron R. Birkland
Title: Portfolio Manager, Private Placements

	By:	/s/ Brett V. Van
Name: Brett M. Van
Title: Chief Investment Officer & Treasurer

We acknowledge that we hold $7,000,000 3.71% Senior Notes, Series 2020A, due July 30, 2027.

We acknowledge that we hold $7,000,000 3.91% Senior Notes, Series 2020B, due July 30, 2030.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

MONY Life Insurance Company

	By:	/s/ Diane S. Griswold
Name: Diane S. Griswold
Title: VP, Investments

We acknowledge that we hold $10,000,000 3.91% Senior Notes, Series 2020B, due July 30, 2030.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement

Accepted as of the date first written above.

Southern Farm Bureau Life Insurance Company

	By:	/s/ Bradley Blakney
Name: Bradley Blakney
Title: Assistant Portfolio Manager

We acknowledge that we hold $2,000,000 3.91% Senior Notes, Series 2020B, due July 30, 2030.

South Jersey Industries, Inc.
First Amendment to 2020 Note Purchase Agreement